United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2021
CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Cannae Holdings, Inc. (the "Company") Annual Meeting of Shareholders was held June 23, 2021. As of April 26, 2021, the record date for the Annual Meeting, 91,655,025 shares of common stock of the Company were outstanding and entitled to vote. A quorum of shares of common stock were present or represented at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:
1. To elect four Class I directors to serve until the 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified or their earlier death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
William P. Foley, II	63,829,961	13,489,501	4,266,756
David Aung	76,609,417	710,045	4,266,756
Frank R. Martire	52,686,608	24,632,854	4,266,756
Richard N. Massey	71,806,810	5,512,652	4,266,756

Directors whose term of office as a director continued after the meeting are as follows:

Class II (term expires at the 2022 Annual Shareholders Meeting): Erika Meinhardt, Barry B. Moullet, James B. Stallings and Frank P. Willey

Class III (term expires at the 2023 Annual Shareholders Meeting): Hugh R. Harris, C. Malcolm Holland, Mark D. Linehan

2. To approve a non-binding advisory resolution on the compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,208,379	16,029,486	81,597	4,266,756

3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

FOR	AGAINST	ABSTAIN
81,418,239	153,848	14,131

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	June 24, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary